                                                                     EXHIBIT 3.4

CR-75763

                          CERTIFICATE OF INCORPORATION


I, CINDY YVONNE JEFFERSON, Deputy Registrar of Companies of the Cayman Islands DO HEREBY CERTIFY, pursuant to the Companies Law (Revised), that all the requirements of the said Law in respect of registration were complied with by

                    YORKSHIRE POWER FINANCE (CAYMAN) LIMITED

An Exempted Company incorporated in the Cayman Islands with Limited Liability with effect from the 18th Day of August One Thousand Nine Hundred Ninety-Seven.

                           Given under my hand and Seal at George Town in the Island of Grand Cayman this Eighteenth Day of August One Thousand Nine Hundred Ninety-Seven

        [SEAL]
REGISTRAR OF COMPANIES
       EXEMPTED
    CAYMAN ISLANDS

                           /s/ Cindy Yvonne Jefferson
                           -------------------------------------
                           Deputy Registrar
                           of Companies, Cayman Islands, B.W.I.

0165780049
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CR-75763

                 CERTIFICATE OF INCORPORATION ON CHANGE OF NAME


                                                                 [SEAL]
                                                         REGISTRAR OF COMPANIES
                                                                EXEMPTED
                                                             CAYMAN ISLANDS



                            I DO HEREBY CERTIFY that

                    YORKSHIRE POWER FINANCE (CAYMAN) LIMITED

            having by Special Resolution dated 12th of December 1997
             changed its name, is now incorporated under the name of

                         YORKSHIRE POWER FINANCE LIMITED



CERTIFIED TO BE A TRUE AND CORRECT COPY


                           Given under my hand and Seal at George Town in the Island of Grand Cayman this Thirtieth Day of December One Thousand Nine Hundred Ninety-Seven


SIG /s/ Anthony I. Goddard
    --------------------------------
           ANTHONY I. GODDARD
        Asst. Registrar of Companies

Date:   30th December, 1997                  An Authorized Officer,
     -------------------------------         Registry of Companies
                                             Cayman Islands, B.W.I.